Exhibit 99.2

                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject to Section 16: [ ]

   Name and Address:                                   The Eureka Interactive
                                                       Fund Limited
                                                       c/o Marshall Wace LLP
                                                       The Adelphi
                                                       1/11 John Adam Street
                                                       London, England WC2N 6HT

   Issuer and Ticker Symbol:                           StockerYale Inc. (STKR)

   Date of Earliest Transaction:                       4/17/06

   Relationship to Issuer:                             10% Owner

   Designated Filer:                                   Marshall Wace LLP

   TABLE I INFORMATION
   Title of Security:                                  Common Stock
   Transaction Date:                                   4/17/06
   Transaction Code:                                   P
   Securities Acquired:                                534,700
   Acquired or Disposed:                               A
   Price:                                              $1.04
   Amount Beneficially Owned After Transaction         3,706,922
   Ownership Form:                                     D
   Nature of Indirect Beneficial Ownership             (1)

   TABLE II INFORMATION
   Title of Derivative Security:                       Warrants to Purchase
                                                       Common Stock
   Exercise Price:                                     $1.17
   Transaction Date:                                   ---
   Transaction Code:                                   ---
   Derivative Securities Acquired:                     ----
   Date Exercisable:                                   4/19/06
   Expiration Date:                                    8/12/10
   Title of Underlying:                                Common Stock
   Price of Derivative Security:                       ---
   Amount Beneficially Owned After Transaction:        740,741
   Ownership Form:                                     D
   Nature of Indirect Beneficial Ownership:            (1)


   Title of Derivative Security:                       Warrants to Purchase
                                                       Common Stock
   Exercise Price:                                     $0.90
   Transaction Date:                                   ---
   Transaction Code:                                   ---
   Derivative Securities Acquired:                     ---
   Date Exercisable:                                   4/19/06
   Expiration Date:                                    5/12/10
   Title of Underlying:                                Common Stock
   Price of Derivative Security:                       ---
   Amount Beneficially Owned After Transaction:        250,000
   Ownership Form:                                     D
   Nature of Indirect Beneficial Ownership:            (1)


   Title of Derivative Security:                       Warrants to Purchase
                                                       Common Stock
   Exercise Price:                                     $1.38
   Transaction Date:                                   ---
   Transaction Code:                                   ---
   Derivative Securities Acquired:                     ---
   Date Exercisable:                                   4/19/06
   Expiration Date:                                    12/13/10
   Title of Underlying:                                Common Stock
   Price of Derivative Security:                       ---
   Amount Beneficially Owned After Transaction:        125,000
   Ownership Form:                                     D
   Nature of Indirect Beneficial Ownership:            (1)


   Title of Derivative Security:                       Warrants to Purchase
                                                       Common Stock
   Exercise Price:                                     $0.90
   Transaction Date:                                   1/3/06
   Transaction Code:                                   P
   Derivative Securities Acquired:                     150,000
   Date Exercisable:                                   4/19/06
   Expiration Date:                                    12/15/10
   Title of Underlying:                                Common Stock
   Price of Derivative Security:                       (2)
   Amount Beneficially Owned After Transaction:        150,000
   Ownership Form:                                     D

   Nature of Indirect Beneficial Ownership:            (1)


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   Signature:           THE EUREKA INTERACTIVE FUND LIMITED       April 19, 2006
                        By:  Marshall Wace LLP, its Investment Manager
       Date


                        By:   /s/ Mark Hawtin
                              -----------------------------------------
                        Name:  Mark Hawtin
                        Title: Partner



Explanation of Responses:

(1) See Exhibit 99.1.
(2) See Exhibit 99.1.